                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                New Leaf Venture Associates II, L.P.

Address:                             c/o New Leaf Venture Partners,
                                     7 Times Square, Suite 3502 New York,
                                     NY 10036

Designated Filer:                    New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:              iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:   October 19, 2016

Signature:                           /s/ Craig L. Slutzkin, attorney-in-fact,
                                     New Leaf Venture Associates II, L.P.,
                                     as general partner of New Leaf
                                     Ventures II, L.P.

Name:                                New Leaf Venture Management II, L.L. C.

Address:                             c/o New Leaf Venture Partners,
                                     7 Times Square, Suite 3502 New York,
                                     NY 10036

Designated Filer:                    New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:              iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:   October 19, 2016

Signature:                           /s/ Craig L. Slutzkin, attorney-in-fact,
                                     New Leaf Venture Management II, L.L.C,
                                     as general partner of  New Leaf Venture
                                     Associates II, L.P

Name:                                Philippe O. Chambon

Address:                             c/o New Leaf Venture Partners, 7 Times
                                     Square, Suite 3502 New York, NY 10036

Designated Filer:                    New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:              iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:   October 19, 2016

Signature:                           /s/ Craig L. Slutzkin, attorney-in-fact
                                     on behalf of Philippe O. Chambon, as
                                     Member of New Leaf Venture
                                     Management II, L.L.C.

Name:                                Jeani Delagardelle

Address:                             c/o New Leaf Venture Partners, 1200 Park
                                     Place, Suite 300 San Mateo, CA  94403

Designated Filer:                    New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:              iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:   October 19, 2016

Signature:                           /s/ Craig L. Slutzkin, attorney-in-fact
                                     on behalf of Jeani Delagardelle, as Member
                                     of New Leaf Venture Management II, L.L.C.

Name:                                Ronald M. Hunt

Address:                             c/o New Leaf Venture Partners, 7 Times
                                     Square, Suite 3502 New York, NY 10036

Designated Filer:                    New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:              iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:   October 19, 2016

Signature:                           /s/ Craig L. Slutzkin, attorney-in-fact on
                                     behalf of Ronald M. Hunt, as Member of New
                                     Leaf Venture Management II, L.L.C.

Name:                                Liam Ratcliffe

Address:                             c/o New Leaf Venture Partners, 7 Times
                                     Square, Suite 3502 New York, NY 10036

Designated Filer:                    New Leaf Ventures II, L.P.

Issuer & Ticker Symbol:              iRhythm Technologies, Inc. (IRTC)

Date of Event Requiring Statement:   October 19, 2016

Signature:                           /s/ Craig L. Slutzkin, attorney-in-fact on
                                     behalf of Liam Ratcliffe, as Member of New
                                     Leaf Venture Management II, L.L.C.